UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                                November 28, 2005
                         -------------------------------
                        (Date of earliest event reported)


                                  KOMODO, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)



           Nevada                          0-14869             95-3932052
 ------------------------------        ---------------      ------------------
(State or other Jurisdiction of       (Commission File      (I.R.S. Employer
 Incorporation or Organization)             Number)         Identification No.)



                      Suite 1820 - 1111 West Georgia Street
                       Vancouver, British Columbia, Canada
                                     V6E 4M3
                    (Address of Principal Executive Offices)


                                 (604) 689-9417
                         (Registrant's Telephone Number)


                                       N/A
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On November 22, 2005, Komodo, Inc. and HJ & Associates, L.L.C. agreed that HJ & Associates, L.L.C. would not be continuing as the registrant's independent accountant as of November 22, 2005.

         The reports of HJ & Associates, L.L.C. on the registrant's financial statements for the past two fiscal years contained neither an adverse opinion nor a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles. However, for the year ended March 31, 2005, HJ & Associates, L.L.C. included a going concern qualification in the registrant's audited financial statements.

         The decision not to continue the independent accountant relationship was approved by the audit committee of the registrant's board of directors.

         During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with HJ & Associates, L.L.C. whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to HJ & Associates, L.L.C.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

         The registrant has requested that HJ & Associates, L.L.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

         b) On November 22, 2005 the registrant engaged Williams & Webster, P.S. as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Williams & Webster, P.S. regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Item 9.01      Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired.

                    None, not applicable.

               (b)  Pro Forma Financial Information.

                    None, not applicable.

               (c)  Shell company transactions.

                    None, not applicable.

               (d)  Exhibits.

                    No.   Exhibits
                    ----  --------
                    16.1  Letter from HJ & Associates, L.L.C., dated November
                          22, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Komodo, Inc.



DATED:   November 28, 2005                  /s/  Gordon J. Muir
                                            -------------------
                                            Gordon J. Muir, CEO














                                  EXHIBIT INDEX


 Exhibit No.    Description of Exhibit
 -----------    ----------------------

    16.1 Letter from HJ & Associates, L.L.C., dated November 22, 2005, to the Securities and Exchange Commission regarding statements included in this Form 8-K

















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